UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2024 (January 16, 2024)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 16, 2024, EQT Corporation (“EQT”) entered into a Third Amendment to Credit Agreement (the “Term Loan Amendment”) with PNC Bank, National Association (“PNC”), as administrative agent, and the other lenders party thereto. The Term Loan Amendment amends that certain Credit Agreement, dated as of November 9, 2022 (as amended on December 23, 2022 and April 25, 2023, the “Term Loan Credit Agreement”), among EQT, PNC, as administrative agent, and the other lenders party thereto. As previously disclosed, on August 21, 2023, EQT borrowed $1.25 billion pursuant to the Term Loan Credit Agreement to partially finance its acquisition of the upstream oil and gas assets of THQ Appalachia I, LLC and the gathering and processing assets of THQ-XcL Holdings I, LLC (the “Tug Hill and XcL Midstream Acquisition”).

Upon effectiveness, the Term Loan Amendment will, among other things, extend the maturity date of the Term Loan Credit Agreement from June 30, 2025 to June 30, 2026. The Term Loan Amendment will become effective upon a prepayment of the principal amount of the term loans outstanding under the Term Loan Credit Agreement in an amount such that outstanding term loans do not exceed $750 million, the consummation of the Notes Offering (as defined below) and the satisfaction of customary closing conditions.

The foregoing description of the Term Loan Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Term Loan Amendment and the transactions contemplated by the Term Loan Amendment, and is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.02. Results of Operations and Financial Condition.

On January 17, 2024, EQT filed a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-267475) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to an underwritten public offering of senior notes (the “Notes Offering”). The Preliminary Prospectus Supplement contains select preliminary unaudited financial results for the fourth quarter of 2023. Such preliminary results are furnished under the heading “Summary—Recent Developments—Select Preliminary Fourth Quarter 2023 Results” in the excerpt from the Preliminary Prospectus Supplement attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

In addition to select preliminary unaudited financial results for the fourth quarter of 2023, the Preliminary Prospectus Supplement contains certain other updates and recent developments relating to EQT in the section titled “Summary,” which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The updates referred to above include EQT’s estimate of its proved natural gas, natural gas liquids (“NGLs”) and crude oil reserves as of December 31, 2023, which was prepared by EQT’s engineers and audited by Netherland, Sewell & Associates, Inc., an independent consulting firm hired by EQT’s management. A copy of Netherland, Sewell & Associates, Inc.’s audit letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The updates referred to above also include information regarding EQT’s redemption of all of its outstanding 1.75% Convertible Senior Notes due 2026 (the “Convertible Notes”). As of December 29, 2023, the aggregate principal amount of the Convertible Notes was $290,177,000. Between January 2, 2024 and January 12, 2024, Convertible Notes with an aggregate principal amount of $289,594,000 were validly surrendered for conversion and 19,992,482 shares of EQT’s common stock were or will be issued to the holders of such Convertible Notes. The remaining $583,000 in principal amount of Convertible Notes will be redeemed by EQT on January 17, 2024 in cash for 100% of the principal amount, plus accrued and unpaid interest to, but excluding, such redemption date.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking and are usually identified by the use of words such as “anticipate,” “estimate,” “could,” “would,” “should,” “will,” “may,” “forecast,” “approximate,” “expect,” “project,” “intend,” “plan,” “believe” and other words of similar meaning, or the negative thereof.

Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K may include the expectations of EQT’s plans, strategies, objectives and growth and anticipated financial and operational performance, including guidance regarding its strategy to develop its reserves; drilling plans and programs, including availability of capital to complete these plans and programs; total resource potential and drilling inventory duration; projected production and sales volume and growth rates; natural gas prices; changes in basis and the impact of commodity prices on EQT’s business; projected well costs and capital expenditures; infrastructure programs; EQT’s ability to successfully implement and execute its operational, organizational, technological and environmental, social and governance initiatives, and achieve the anticipated results of such initiatives; projected gathering and compression rates; potential acquisitions or other strategic transactions, the timing thereof and EQT’s ability to achieve the intended operational, financial and strategic benefits from any such transactions or from any recently completed acquisitions or other strategic transactions, including the Tug Hill and XcL Midstream Acquisition; the amount and timing of any repayments, redemptions or repurchases of EQT’s common stock, outstanding debt securities or other debt instruments; EQT’s ability to retire its debt and the timing of such retirements, if any; the projected amount and timing of dividends; liquidity and financing requirements, including funding sources and availability; EQT’s ability to maintain or improve its credit ratings, leverage levels and financial profile; and EQT’s hedging strategy.

The forward-looking statements included in this Current Report on Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by it. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond its control. These risks and uncertainties include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; EQT’s ability to appropriately allocate capital and other resources among its strategic opportunities; access to and cost of capital, including as a result of rising interest rates and other economic uncertainties; EQT’s hedging and other financial contracts; inherent hazards and risks normally incidental to drilling for, producing, transporting and storing natural gas, NGLs and oil; cyber security risks and acts of sabotage; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and sand and water required to execute EQT’s exploration and development plans, including as a result of inflationary pressures; risks associated with operating primarily in the Appalachian Basin and obtaining a substantial amount of EQT’s midstream services from Equitrans Midstream Corporation; the ability to obtain environmental and other permits and the timing thereof; government regulations or actions, including regulations pertaining to methane and other greenhouse gas emissions; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; and disruptions to EQT’s business due to acquisitions and other significant transactions. These and other risks and uncertainties are described under Part I, Item 1A, “Risk Factors” and elsewhere in EQT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and set forth in other documents EQT files from time to time with the Securities and Exchange Commission. In addition, EQT may be subject to currently unforeseen risks that may have a materially adverse impact on it.

Any forward-looking statement speaks only as of the date on which such statement is made, and except as required by law, EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, dated as of January 16, 2024, by and among EQT Corporation, PNC Bank, National Association, as administrative agent, and the other lenders party thereto.
23.1	Consent of Netherland, Sewell & Associates, Inc.
99.1	Excerpt from Preliminary Prospectus Supplement, dated January 17, 2024.
99.2	Audit letter prepared by Netherland, Sewell & Associates, Inc., dated January 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: January 17, 2024	By:	/s/ Jeremy T. Knop
	Name:	Jeremy T. Knop
	Title:	Chief Financial Officer